UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     October 31, 2006

CepTor Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	11-2897392
(Commission File Number)	(IRS Employer Identification No.)

200 International Circle, Suite 5100
Hunt Valley, Maryland	21030-1350
(Address of Principal Executive Offices)	(Zip Code)

(410) 527-9998

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors of Principal Officers; Election of Directors;

Appointment of Principal Officers.

Effective October 31, 2006, Donald W. Fallon resigned as Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary, and Norman W. Barton, M.D., Ph.D. resigned as Executive Vice President and Chief Medical Officer of CepTor Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTOR CORPORATION

Date: October 31, 2006
/s/ William H. Pursley
By:
William H. Pursley
Chairman and Chief Executive Officer